SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                August 8, 2000


                       ACCEPTANCE INSURANCE COMPANIES INC.
             (Exact name of registrant as specified in its charter)


       Delaware                  1-7461                   31-0742926
(State of Incorporation) (Commission File Number)(IRS Employer Identification
                                                            Number)


      222 S. 15th Street, Suite 600 North
              Omaha, Nebraska                                  68102
   (Address of principal executive offices)                  (Zip Code)


                                 (402) 344-8800
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

  Item 5.  Other Events.

          (a) The registrant issued the following press release on August 8, 2000:






For Immediate Release

                       ACCEPTANCE INSURANCE COMPANIES INC.
                         ANNOUNCE SECOND QUARTER RESULTS

         (Omaha, Nebraska, August 8, 2000). Acceptance Insurance Companies Inc. (NYSE: AIF) announced today that for the three months ended June 30, 2000 the Company had a net after-tax loss of $520,000, or $0.04 per share. For the six months ended June 30, the net after-tax loss was $2.4 million, or $0.17 per share. This compares with net after-tax income of $3.9 million, or $0.27 per share for the three months ended June 30, 1999, and $6.9 million, or $0.48 per share for the six months ended June 30, 1999.

         The Company also announced that it had received the results of an independent actuarial study completed as of June 30, 2000, and that the study confirmed the Company's recorded reserves for reported and unreported claims remained above the consulting actuary's point estimate and within their recommended range. In addition, the Company said underwriting results for its continuing property and casualty business improved during the three months ended June 30, 2000 in comparison with the three months ended March 31, 2000.

         Acceptance CEO John Martin said, "Overall our continuing property and casualty business improved in the second quarter, and we also are pleased by the independent actuarial study reaffirming that our reserves remain above the actuary's point estimate. We expect the costs being incurred on the discontinued property and casualty business to diminish as a result of last December's strategic decisions."

         Martin added, "During the second quarter, the Agricultural Risk Protection Act of 2000 became law. This far-reaching legislation strengthens the crop insurance safety net for farmers and encourages creation of new risk management alternatives for all agricultural producers. We are working hard to apply the new directions Congress provided, and to remain the most innovative Company in our industry."

         Acceptance Insurance Companies Inc. is an insurance holding Company providing specialized crop, property and casualty insurance products throughout the United States. American Agrisurance, the Company's wholly owned crop insurance marketing subsidiary, is a widely recognized leader in the crop insurance industry.

         The Company will hold a conference call for interested parties at 9:30 a.m. CDT, Tuesday, August 8, 2000. The Company's conference call may be accessed at 212 231 6019 five to ten minutes before the call begins. The conference call also will be available on PostView from 11:30 a.m. CDT, August 8 to 11:30 a.m. CDT, August 9. To access PostView, dial 800 633 8284 and enter reservation 15889510.

         This release includes forward-looking statements with respect to the Company's underwriting intentions and operating results of the Company's discontinued property and casualty business. Such forward-looking statements are subject to inherent risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements, including factors noted in the Company's Form 10K for the year ended December 31, 1999, which are incorporated herein by reference.

Contacts:

John E. Martin
President and Chief Executive Officer
800 228 7217

J. Michael Gottschalk
General Counsel and Secretary
800 228 7217

         ACCEPTANCE INSURANCE COMPANIES INC.
        for the three months and six months ended June 30, 2000 and 1999
                      (in thousands, except per share data)


                                                                         Three Months                       Six   Months
                                                              ______________________________     ______________________________
                                                                  2000               1999           2000                1999
                                                              ___________        ___________     __________          __________
Gross premiums written                                        $ 146,340           $ 166,867      $ 262,386           $ 292,981
Ceded premiums written                                         (121,215)           (109,886)      (198,479)           (184,948)
                                                              ___________        ___________     __________           __________
  Net premiums written                                        $  25,125           $  56,981      $  63,907           $ 108,033
                                                              ===========        ===========     ==========           ==========

Revenues:
 Insurance premiums earned                                       41,912              58,001         94,308             111,572
 Net investment income                                            6,056               6,394         11,474              12,638
 Net realized capital gains                                         101               2,862          1,666               5,342
                                                              ___________         __________      _________           __________
                                                                 48,069              67,257        107,448             129,552
                                                              ___________         __________      _________           __________

Costs and expenses:
 Cost of revenues:
    Insurance losses and loss adjustment
       expenses                                                  34,943              41,955         74,656              78,831
    Insurance underwriting expenses                              11,529              17,089         31,828              35,257
 General and administrative expenses                                671                 637          1,160               1,190
                                                              ___________         __________      _________           __________
                                                                 47,143              59,681        107,644             115,278
                                                              ___________         __________      _________           __________
Operating profit (loss)                                             926               7,576           (196)             14,274
                                                              ___________         __________      _________           __________
Other income (expense):
  Interest expense                                               (2,168)             (2,270)        (4,336)             (4,660)
  Other, net                                                        --                    7            --                   21
                                                              ___________         __________      _________           __________
                                                                 (2,168)             (2,263)        (4,336)             (4,639)
                                                              ___________         __________      _________           __________
Income (loss) before income taxes and cumulative
    effect of change in accounting principle                     (1,242)              5,313         (4,532)              9,635
Income  tax expense (benefit)                                      (722)              1,412         (2,122)              2,372
                                                              ___________         __________      _________           __________
Income (loss) before cumulative effect of change
   in accounting principle                                         (520)              3,901         (2,410)              7,263

Cumulative effect of change in accounting
   principle                                                         --                 --             --                  338
                                                              ___________         __________     ___________         ___________
Net income (loss)                                             $    (520)          $   3,901      $  (2,410)          $   6,925
                                                              ===========         ==========     ===========         ===========

Income (loss) per share before cumulative effect of
   change in accounting principle:
       Basic                                                  $     (.04)         $     .27      $    (.17)          $     .51
                                                              ============        ==========     ==========          ===========
       Diluted                                                $     (.04)         $     .27      $    (.17)          $     .51
                                                              ============        ==========     ==========          ===========

Net income (loss) per share:
      Basic                                                   $     (.04)         $     .27      $    (.17)          $     .49
                                                              ============        ==========     ==========          ===========
      Diluted                                                 $     (.04)         $     .27      $    (.17)          $     .48
                                                              ============        ==========     ==========          ===========

Shares:
      Basic                                                       14,300             14,245         14,292              14,243
                                                              ============        ==========     ==========          ===========
     Diluted                                                      14,300             14,295         14,292              14,318
                                                              ============        ==========     ==========          ===========

Ratios - GAAP
 Loss & LAE                                                        83.4%               72.3%          79.2%               70.7%
 Underwriting                                                      27.5%               29.5%          33.7%               31.6%
                                                              ____________         __________     _________          ___________
    Combined                                                      110.9%              101.8%         112.9%              102.3%
                                                              ============         ==========     =========          ===========


                                                                                   June 30,       June 30,
                                                                                     2000           1999
                                                                                  ___________    __________
Total Investments                                                                 $ 386,352      $ 469,496
Net Reserves for Losses and LAE                                                     260,038        260,836
Total Equity                                                                        180,427        237,140
Book Value per Share                                                              $   12.61      $   16.64

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ACCEPTANCE INSURANCE COMPANIES INC.


                                    By   /s/ J. Michael Gottschalk
                                    J. Michael Gottschalk, Chief Legal Officer,
                                    General Counsel and Secretary


                                    August 8, 2000